Subsequent Events	12 Months Ended
Dec. 31, 2022
Subsequent Events [Abstract]
Subsequent events
18.	Subsequent events

On February 6, 2023, the Company announced the closing of its initial public offering of 4,000,000 Class A ordinary shares at a public offering price of $4.00 per Class A ordinary share for a total of $16,000,000 in gross proceeds. The Company raised total net proceeds of $14,098,140 after deducting underwriting discounts and commissions and offering expenses. In addition, the Company granted to its underwriters an option for a period of 45 days after the closing of the initial public offering to purchase up to an additional 600,000 Class A Ordinary Shares at the public offering price, less underwriting discounts. On February 8, 2023, the Company closed its initial public offering of 4,000,000 Class A ordinary shares, par value $0.00004 per Class A ordinary share. The Company became a foreign private issuer and trades under the symbol LICN.

On March 9, 2023, the Company (the “Buyer”) entered into a purchase agreement (the “SPA”) with Zhou Zisu, a PRC citizen (the “Seller”), and Bounly Enterprise Limited, a proprietary company registered in HongKong (the “Target”), pursuant to which the Company agreed to purchase 100% of the equity interest of the Target. The purchase price for the Target shares will be determined after the completion of the financial due diligence. The buyer immediately pays $3 million deposit at the time of signing this agreement and the remaining shall be settled at the Closing. The deposit is refundable and should be returned to the buyer if the conditions to Closing are not met.

In preparing these consolidated financial statements, the Company has evaluated events and transactions for potential recognition or disclosure through May 1, 2023, the date the consolidated financial statements were available to be issued. No other events require adjustment to or disclosure in the consolidated financial statements.